NATIONWIDE MUTUAL FUNDS
Nationwide Core Plus Bond Fund

Supplement dated September 9, 2013
to the Prospectus dated December 14, 2012 (as revised April 22, 2013)

Capitalized terms and certain other terms used in this supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the Prospectus.

1.	Effective immediately, the information under the section entitled “Institutional Service Class Shares” on page 13 of the Prospectus is deleted in its entirety and replaced with the following:

Institutional Service Class Shares

Institutional Service Class shares are available for purchase only by the following:

•
retirement plans advised by financial professionals who are not associated with brokers or dealers primarily engaged in the retail securities business and rollover individual retirement accounts from such plans;

•	retirement plans for which third-party administrators provide recordkeeping services and are compensated by the Funds for these services;
•
a bank, trust company or similar financial institution investing for trust accounts for which it has authority to make investment decisions as long as the accounts are part of a program that collects an administrative services fee in exchange for services provided;

•	fee-based accounts of broker-dealers and/or registered investment advisors investing on behalf of their customers;
•	unregistered life insurance separate accounts using the investment to fund benefits for variable annuity contracts issued to governmental entities as an investment option for 457 or 401(k) plans or
•	current holders of Institutional Service Class shares of any Nationwide Fund.

2.	Effective immediately, the information under the section entitled “Institutional Class Shares” on page 13 of the Prospectus is deleted in its entirety and replaced with the following:

Institutional Class Shares

Institutional Class shares are available for purchase only by the following:

•	funds of funds offered by the Distributor or other affiliates of the Funds;
•
institutional advisory accounts of the Adviser’s affiliates, those accounts which have client relationships with an affiliate of the Adviser, its affiliates and their corporate sponsors and subsidiaries and related retirement plans (“Affiliated Accounts”);

•	rollover individual retirement accounts from such Affiliated Accounts;
•	a bank, trust company or similar financial institution investing for its own account;
•	high net worth individuals or corporations who invest directly with the Trust without using the services of a broker, investment adviser or other financial intermediary or
•	current beneficial holders of Institutional Class shares of any Nationwide Fund.

3.	Effective immediately, the section entitled “Medallion Signature Guarantee” on page 18 of the Prospectus is deleted in its entirety and replaced with the following:

Signature Guarantee

A signature guarantee is required for sales of shares of the Funds in any of the following instances:

•	your account address has changed within the last 30 calendar days;
•	the redemption check is made payable to anyone other than the registered shareholder;
•	the proceeds are mailed to any address other than the address of record or
•	the redemption proceeds are being wired or sent by ACH to a bank for which instructions currently are not on your account.

No signature guarantee is required under normal circumstances where redemption proceeds are transferred directly to: (1) another account maintained by a Nationwide Financial Services, Inc. company; or (2) a bank account the registration of which includes the names of all of the account owners in which the mutual fund account is registered.

A signature guarantee is a certification by a bank, brokerage firm or other financial institution that a customer’s signature is valid. We reserve the right to require a signature guarantee in other circumstances, without notice.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE